UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada V1X 2P7

(Address of principal executive offices)   (Zip Code)

(250) 765-6424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On June 29, 2020 the Board of Directors Lexaria Bioscience Corp. (the “Company”) approved the issuance of 347,222 common shares (“Shares”) to IRTH Communications, LLC (“IRTH”) bearing a deemed aggregate value of $100,000 or $0.288 per Share.  The Shares were issued to IRTH as partial compensation for investor relations services to be provided to the Company.  The Shares were not registered pursuant to any registration statement or prospectus filed by the Company and accordingly, are restricted securities pursuant to US and Canadian securities laws.

Item 7.01 Regulation FD Disclosure.

On June 29, 2020, the Company, entered into an investor relations agreement (the “IR Agreement”) with IRTH, a Nevada limited liability company located in the State of California as announced via news release on June 29, 2020.

IRTH has agreed to provide its investor relations services (the “Services”) to the Company for an initial term of one year which shall be automatically renewed unless terminated 30 days in advance of the expiration date of the initial term.  As compensation for the Services, the Company has agreed to issue IRTH an aggregate 347,222 Shares having a deemed value of $0.288 per Share pursuant to the regulatory exemptions from prospectus and registration requirements as prescribed by US and Canadian securities laws.  The Shares shall be restricted securities pursuant to both US and Canadian securities laws and will bear the required restrictive legends.

In connection with the issuance of the Shares, the Company was required to seek, and has now received, written consent and approval from those persons who were party to the Purchase Agreement, as filed with the Company’s Form 8-K filed on May 6, 2020, and who had purchased at least 50.1% of the Shares issued pursuant to such financing.

In addition, the Company has also agreed to pay IRTH a cash fee of $7,500 per month for the Services and may, at its sole discretion, engage IRTH to provide additional services at additional costs.

Item 9.01 Financial Statements And Exhibits.

Exhibit No.	Description
99.1	Press Release issued June 29, 2020

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2020

LEXARIA BIOSCIENCE CORP.

By:	/s/ Chris Bunka
Chris Bunka
Chief Executive Officer

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